EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enterprise Financial Services Corp (the “Company”) on Form 10-Q- for the period ending June 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Frank H. Sanfilippo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank H. Sanfilippo

Frank H. Sanfilippo
Chief Financial Officer
August 8, 2006